CONCENTRATIONS (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Risks and Uncertainties [Abstract]
Total Accounts Receivable	$ 413,392	$ 22,166	$ 119,771
Less: Sales Returns and Allowances	57,417	28,707	51,159
Less: Doubtful Accounts	9,478	3,967	5,019
Accounts Receivable, net	333,522	(10,508)	$ 63,593
Total accounts receivable	413,472	22,166
Less: Sales Returns and Allowances	57,417	28,707
Less: Doubtful Accounts	9,478	3,967
Less: Intercompany Transactions	$ 13,055